UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): August 25, 2017

ECO BUILDING PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-53875	20-8677788
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11568 Sorrento Valley Road #13

San Diego, California 92121

(Address of principal executive offices)

Phone: (858) 780-4747

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant

Effective August 25, 2017, Sadler, Gibb and Associates, LLC (“Sadler”), ceased its services to Eco Building Products, Inc. (the “Registrant”), as its Independent Registered Public Accounting Firm. The report of Sadler on the Registrant’s consolidated financial statements for the fiscal years ended June 30, 2016 and 2015, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Sadler’s reports for the years ended June 30, 2016 and 2015, included an explanatory paragraph noting that there was substantial doubt about the Registrant’s ability to continue as a going concern.

During the fiscal years ended June 30, 2016 and 2015, and the subsequent period through August 25, 2017, the date of cessation of services, there were no disagreements with Sadler on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Sadler, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report, nor were there any reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

The Registrant engaged Anton & Chia, LLP (“Anton”), as its new Independent Registered Public Accounting Firm, effective as of August 30, 2017. During the fiscal years ended June 30, 2016 and 2015, and the subsequent interim period through August 30, 2017, neither the Registrant nor anyone on the Registrant’s behalf engaged Anton regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, or any matter that was either the subject of a “disagreement” or a “reportable event,” both as such terms are defined in Item 304 of Regulation S-K.

The decision to engage Anton was recommended and approved both by the Registrant’s Audit Committee of the Board of Directors and by the Board of Directors.

The Registrant has made the contents of this Form 8-K available to Sadler and requested it to furnish a letter to the Securities and Exchange Commission as to whether Sadler agrees or disagrees with, or wishes to clarify the Registrant’s expression of its views. A copy of such letter is attached hereto as Exhibit 16.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Exhibit

16.1*	Letter from Sadler dated September 1, 2017.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO BUILDING PRODUCTS, INC.

Date: September 1, 2017	By:	/s/ Tom Comery
Tom Comery
President & CEO